EXHIBIT 32.1

Luxxo, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Luxxo, Inc. (the Company) on Form 10-Q for the quarter ended May 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ee Ewe Chuan, Principal  Executive Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Ee Ewe Chuan and will be retained by Luxxo, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 15, 2019

By: /s/ Ee Ewe Chuan

Ee Ewe Chuan,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Luxxo, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Luxxo, Inc. (the Company) on Form 10-Q for the quarter ended May 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Lim Wei Foon, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Lim Wei Foon and will be retained by Luxxo, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 15, 2019

By: /s/ Lim Wei Foon

Lim Wei Foon,

Chief Financial Officer

(Principal Financial Officer)